SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2004

Artemis International Solutions Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29793	13-4023714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4041 MacArthur Blvd. Suite 401, Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

(949) 660-6500
Registrant’s telephone number, including area code:

Not applicable
(Former name or former address, if changed since last report)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

99.1         Press release issued by Artemis International Solutions Corporation on August 11, 2004.

Item 12.  Disclosure of Results of Operations and Financial Condition.

On August 11, 2004, Artemis International Solutions Corp issued a press release announcing its unaudited results of operations and financial condition for the fiscal quarter and six months ended June 30, 2004.  The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. In accordance with SEC Release No. 33-8176, the information contained in such  press release  shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed  incorporated herein by reference  in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

The following information is being furnished pursuant to Item 12 Disclosure of Results of Operations and Financial Condition ” The Company’s press release contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP.  Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Artemis International Solutions Corporation

Date:	August 11, 2004	/s/ Robert S. Stefanovich
Robert S. Stefanovich, Chief Financial Officer (principal financial officer and chief accounting officer)